SUPPLEMENT TO THE
DAILY MONEY FUNDS
U.S. TREASURY PORTFOLIO - INITIAL CLASS
MONEY MARKET
PORTFOLIO - INITIAL CLASS
DAILY TAX-EXEMPT MONEY FUND - INITIAL CLASS
DECEMBER 20, 1996 PROSPECTUS
SHAREHOLDER MEETING. On May 9, 1997, a meeting of the shareholders of U.S. Treasury Portfolio and Money Market Portfolio will be held to approve changes to the expense structure of each fund including approval of: (a) an amended Management Contract for each fund; (b) a new Distribution and Service Plan for the Initial Class of each fund; and (c) a new Distribution and Service Plan for Class B of U.S. Treasury Portfolio. If shareholders approve the proposed changes to the expense structure of each fund, the amended Management Contracts and new Distribution and Service Plans will become effective on May 31, 1997. The proposed changes to each fund's expense structure, if approved, will reduce the management fee rate paid by each fund from 0.50% to 0.25%. For Initial Class shareholders the proposed management fee rate reduction will be offset by the addition of a 0.25% distribution fee. For Class B shareholders, the proposed management fee rate reduction will be offset by a restructuring of the current distribution fee arrangement. FMR currently pays part of Class B's 0.75% distribution fee from its management fee. Under the new Class B Distribution and Service Plan, Class B will pay the 0.75% distribution fee and the 0.25% shareholder service fee will remain unchanged.
A copy of the proxy statement may be obtained free of charge by calling 1-800-843-3001.

SUPPLEMENT TO DAILY MONEY FUNDS: INITIAL CLASS
U.S. TREASURY PORTFOLIO, MONEY MARKET PORTFOLIO,
AND DAILY TAX-EXEMPT MONEY FUND
DECEMBER 20, 1996
STATEMENT OF ADDITIONAL INFORMATION

   The following information has been eliminated from "Management Contracts" on page 22.
To comply with the California Code of Regulations, FMR will reimburse each fund if and to the extent that the fund's aggregate annual operating expenses exceed specified percentages of its average net assets. The applicable percentages are 2 1/2% of the first $30 million, 2% of the next $70 million, and 1 1/2% of average net assets in excess of $100 million. When calculating each fund's expenses for purposes of this regulation, each fund may exclude interest, taxes, brokerage commissions, and extraordinary expenses, as well as a portion of its distribution plan expenses and custodian fees attributable to investment in foreign securities.